UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

FORM NQ

JANUARY 31, 2012

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 40.9%
FHLMC - 2.2%
Federal Home Loan Mortgage Corp. (FHLMC)	2.506%	2/1/32	$5,916	$6,286	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/1/35-12/1/38	403,589	438,739
Federal Home Loan Mortgage Corp. (FHLMC)	5.588%	5/1/37	214,019	227,352	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	9/1/39	178,946	202,094
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	2,707,340	2,984,543

Total FHLMC				3,859,014

FNMA - 19.4%
Federal National Mortgage Association (FNMA)	4.500%	11/1/31-11/1/41	1,549,061	1,662,685
Federal National Mortgage Association (FNMA)	2.435%	5/1/32	29,159	29,269	(a)
Federal National Mortgage Association (FNMA)	1.937%	1/1/33	100,726	104,909	(a)
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-5/1/41	948,370	1,033,327
Federal National Mortgage Association (FNMA)	5.500%	1/1/34-1/1/38	1,423,202	1,554,410
Federal National Mortgage Association (FNMA)	6.000%	11/1/37-12/1/47	1,813,133	1,986,577
Federal National Mortgage Association (FNMA)	6.500%	11/1/37-6/1/39	2,410,378	2,725,128
Federal National Mortgage Association (FNMA)	4.000%	9/1/41-11/1/41	3,759,213	3,980,361
Federal National Mortgage Association (FNMA)	3.500%	2/13/42	2,900,000	3,013,734	(b)
Federal National Mortgage Association (FNMA)	4.000%	2/13/42-3/12/42	5,600,000	5,901,024	(b)
Federal National Mortgage Association (FNMA)	4.500%	2/13/42	2,900,000	3,099,828	(b)
Federal National Mortgage Association (FNMA)	6.000%	2/13/42-3/12/42	5,600,000	6,143,437	(b)
Federal National Mortgage Association (FNMA)	6.500%	2/13/42	400,000	447,188	(b)
Federal National Mortgage Association (FNMA)	3.000%	2/16/42-3/15/42	1,600,000	1,665,282	(b)
Federal National Mortgage Association (FNMA)	5.000%	3/12/42	1,500,000	1,616,976	(b)

Total FNMA				34,964,135

GNMA - 19.3%
Government National Mortgage Association (GNMA)	6.000%	8/20/37-4/20/41	6,002,628	6,768,198
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	409,929	452,767
Government National Mortgage Association (GNMA)	4.500%	11/20/40-4/20/41	2,823,151	3,085,921
Government National Mortgage Association (GNMA)	4.000%	2/21/42	100,000	107,859	(b)
Government National Mortgage Association (GNMA)	4.500%	2/21/42	15,300,000	16,672,219	(b)
Government National Mortgage Association (GNMA)	6.000%	2/21/42	6,900,000	7,760,204	(b)

Total GNMA				34,847,168

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $73,189,950)				73,670,317

ASSET-BACKED SECURITIES - 11.3%
ABFS Mortgage Loan Trust, 2003-2 A	0.776%	4/25/34	6,358	6,268	(a)(c)
ACE Securities Corp., 2005-SD3 A	0.676%	8/25/45	45,754	43,215	(a)
ACE Securities Corp., 2006-GP1 A	0.406%	2/25/31	32,169	25,789	(a)
AFC Home Equity Loan Trust, 2002-2 2A	0.576%	6/25/30	38,321	20,555	(a)
Ameriquest Mortgage Securities Inc., 2005-R9 A2C	0.626%	11/25/35	1,470,000	976,996	(a)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.556%	1/1/32	64,082	40,502	(a)(d)
Amortizing Residential Collateral Trust, 2004-1 A5	0.776%	10/25/34	692,954	605,362	(a)
Argent Securities Inc., 2003-W3 M1	1.401%	9/25/33	578,419	529,863	(a)
Argent Securities Inc., 2004-W5 AV3B	0.726%	4/25/34	131,222	104,695	(a)
Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.825%	11/15/31	11,220	9,168	(a)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	710,000	905,667	(a)
Bayview Financial Acquisition Trust, 2005-A A2A	1.201%	2/28/40	443,401	245,413	(a)(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.556%	2/25/36	$82,566	$77,213	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-HE6 1A1	1.526%	8/25/37	109,783	65,587	(a)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.496%	12/25/36	125,834	121,300	(a)(c)
CDC Mortgage Capital Trust, 2002-HE1 A	0.896%	1/25/33	29,514	22,038	(a)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	1.016%	10/25/32	9,974	8,217	(a)
Countrywide Asset-Backed Certificates, 2002-4 A1	1.016%	2/25/33	7,740	7,437	(a)
Countrywide Asset-Backed Certificates, 2002-BC1	0.936%	4/25/32	64,109	33,797	(a)
Countrywide Asset-Backed Certificates, 2003-2 3A	0.775%	8/26/33	142,998	90,865	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.606%	7/25/36	193,472	79,130	(a)(c)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.176%	10/25/47	63,016	40,049	(a)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.476%	2/25/37	245,870	156,191	(a)(c)
Countrywide Home Equity Loan Trust, 2002-G A	0.655%	12/15/28	13,033	12,471	(a)
Countrywide Home Equity Loan Trust, 2004-O	0.565%	2/15/34	28,158	16,174	(a)
Countrywide Home Equity Loan Trust, 2007-GW A	0.835%	8/15/37	118,103	97,370	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	863,000	697,160	(c)
Education Funding Capital Trust, 2003-3 A6	1.787%	12/15/42	200,000	184,000	(a)(d)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.276%	5/26/37	63,686	57,935	(a)(c)
EMC Mortgage Loan Trust, 2004-C A1	0.826%	3/25/31	199,786	161,988	(a)(c)
EMC Mortgage Loan Trust, 2006-A A1	0.726%	12/25/42	351,980	271,640	(a)(c)
Fremont Home Loan Trust, 2006-B 2A2	0.376%	8/25/36	32,509	7,681	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.026%	2/25/31	102,396	84,695	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.486%	11/25/36	91,820	55,688	(a)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.456%	12/25/36	98,154	60,746	(a)
Greenpoint Manufactured Housing, 1999-2 A2	3.785%	3/18/29	250,000	192,772	(a)
Greenpoint Manufactured Housing, 1999-3 2A2	3.785%	6/19/29	425,000	323,134	(a)
Greenpoint Manufactured Housing, 1999-4 A2	3.787%	2/20/30	200,000	144,845	(a)
Greenpoint Manufactured Housing, 2000-6 A3	2.292%	11/22/31	475,000	395,559	(a)
Greenpoint Manufactured Housing, 2001-2 IA2	3.776%	2/20/32	100,000	75,974	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.778%	3/13/32	625,000	472,439	(a)
GSAMP Trust, 2003-SEA A1	0.676%	2/25/33	117,373	84,904	(a)
GSAMP Trust, 2004-AR1 M1	0.926%	6/25/34	2,150,000	1,424,545	(a)
GSAMP Trust, 2004-SEA2 A2B	0.826%	3/25/34	452,837	441,914	(a)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.576%	9/25/36	780,108	597,337	(a)(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	590,000	647,364	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.820%	10/25/32	982,772	918,757	(a)
Lehman XS Trust, 2005-5N 1A1	0.576%	11/25/35	93,434	68,097	(a)
Lehman XS Trust, 2006-2N 1A1	0.536%	2/25/46	105,504	57,246	(a)
Lehman XS Trust, 2006-4N A2A	0.496%	4/25/46	232,433	115,245	(a)
MASTR Asset-Backed Securities Trust, 2003-OPT1 M2	3.051%	12/25/32	1,210,943	1,062,380	(a)
Morgan Stanley Mortgage Loan Trust, 2007-2AX 2A1	0.366%	9/25/36	56,286	19,509	(a)
MSCC HELOC Trust, 2005-1 A	0.466%	7/25/17	72,074	60,956	(a)
Origen Manufactured Housing, 2006-A A2	3.783%	10/15/37	1,350,000	735,750	(a)
Origen Manufactured Housing, 2007-A A2	3.783%	4/15/37	1,928,225	1,060,524	(a)
Park Place Securities Inc., 2004-WCW2 M1	0.896%	10/25/34	638,407	623,822	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.056%	1/25/31	14,789	6,452	(a)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.816%	8/25/31	17,881	8,820	(a)
RAAC Series, 2006-RP3 A	0.546%	5/25/36	51,380	31,540	(a)(c)
RAAC Series, 2007-RP1 A	0.566%	5/25/46	227,803	125,364	(a)(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
RAAC Series, 2007-SP3 A1	1.476%	9/25/47	$856,006	$666,766	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.136%	6/25/33	18,516	14,561	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.716%	8/25/33	1,063,578	883,304	(a)
Residential Asset Mortgage Products Inc., 2002-RS6 AII	1.176%	11/25/32	4,464	2,564	(a)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.956%	3/25/33	2,328	1,583	(a)
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.926%	9/25/34	1,425,000	1,042,898	(a)
Residential Funding Securities Corp., 2002-RP2 A1	1.776%	10/25/32	8,032	4,709	(a)(c)(d)
SACO I Trust, 2005-WM3 A3	0.976%	9/25/35	22,604	9,127	(a)
Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.416%	5/25/36	27,778	16,249	(a)
Securitized Asset-Backed Receivables LLC, 2007-BR2 A2	0.506%	2/25/37	435,195	146,882	(a)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.616%	7/25/29	3,586	2,713	(a)
Structured Asset Securities Corp., 2004-SC1	8.419%	12/25/29	36,364	34,884	(a)(c)
Structured Asset Securities Corp., 2005-4XS 2A1A	2.020%	3/25/35	42,181	30,078	(a)
Structured Asset Securities Corp., 2005-WF1 A3	0.606%	2/25/35	1,169,697	954,085	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.416%	5/25/47	100,000	67,930	(a)
Structured Asset Securities Corp., 2007-TC1 A	0.576%	4/25/31	55,258	39,313	(a)(c)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.706%	3/25/37	687,645	591,895	(a)(c)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	194,224	196,473

TOTAL ASSET-BACKED SECURITIES (Cost - $20,881,452)				20,324,128

COLLATERALIZED MORTGAGE OBLIGATIONS - 25.5%
American Home Mortgage Assets, 2006-2 2A1	0.466%	9/25/46	89,373	47,525	(a)
ARM Trust, 2005-10 1A21	2.764%	1/25/36	32,886	22,100	(a)
Banc of America Commercial Mortgage Inc.	5.634%	7/10/46	760,000	857,396
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	2,702	2,850
Banc of America Funding Corp., 2004-B 3A2	2.840%	12/20/34	20,457	12,359	(a)
Banc of America Funding Corp., 2005-E 8A1	2.648%	6/20/35	90,788	43,017	(a)
Banc of America Funding Corp., 2006-D 6A1	5.307%	5/20/36	1,573,922	943,768	(a)
Banc of America Funding Corp., 2007-C 5A1	2.722%	5/20/36	465,850	341,725	(a)
BCAP LLC Trust, 2006-AA1 A1	0.466%	10/25/36	1,513,644	716,166	(a)
Bear Stearns Alt-A Trust, 2004-08 1A	0.976%	9/25/34	911,248	734,022	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.276%	9/25/34	633,153	511,086	(a)
Bear Stearns ARM Trust, 2004-10 15A1	2.700%	1/25/35	66,515	56,253	(a)
Bear Stearns ARM Trust, 2004-10 31A1	2.816%	1/25/35	60,285	51,753	(a)
Bear Stearns ARM Trust, 2005-6 1A1	2.732%	8/25/35	523,796	302,216	(a)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	60,000	67,934	(a)
Chevy Chase Mortgage Funding Corp., 2004-1A A1	0.556%	1/25/35	173,202	115,094	(a)(c)
Commercial Mortgage Lease-Backed Certificates, 2001-CMLB A1	6.746%	6/20/31	965,824	1,035,614	(c)
Countrywide Alternative Loan Trust, 2005-17 2A1	0.516%	7/25/35	117,224	66,984	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.507%	7/20/35	1,626,439	883,404	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.511%	7/20/35	91,591	57,678	(a)
Countrywide Alternative Loan Trust, 2005-57CB 4A3	5.500%	12/25/35	1,855,917	1,333,442
Countrywide Alternative Loan Trust, 2006-OA02 A5	0.511%	5/20/46	206,772	82,444	(a)
Countrywide Alternative Loan Trust, 2006-OA11 A4	0.466%	9/25/46	153,260	70,704	(a)
Countrywide Alternative Loan Trust, 2007-OA2 2A1	0.406%	3/25/47	142,666	66,037	(a)
Countrywide Home Loans, 2004-R1 1AF	0.676%	11/25/34	1,008,464	833,944	(a)(c)
Countrywide Home Loans, 2005-R3 AF	0.676%	9/25/35	454,701	374,714	(a)(c)
Countrywide Home Loans, 2006-R2 AF1	0.696%	7/25/36	1,269,610	1,083,227	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.576%	5/25/35	123,951	75,598	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.636%	3/25/35	$1,027,764	$799,122	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.526%	3/25/36	31,479	18,417	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.926%	11/25/31	115,232	93,264	(a)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.574%	6/25/34	36,442	34,197	(a)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.244%	6/26/35	1,090,000	1,012,149	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.848%	7/25/21	2,447,224	276,141	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K702 X1, IO	1.731%	2/25/18	9,266,531	689,670	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K704 X1, IO	2.165%	8/25/18	5,998,014	630,970	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.409%	6/25/46	8,351,961	705,855	(a)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.254%	12/25/40	612,571	93,096	(a)
Federal National Mortgage Association (FNMA), 2011-59 NZ	5.500%	7/25/41	413,011	489,881
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.404%	7/25/41	427,837	68,429	(a)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	264,685	32,830
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	80,207	9,667
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	80,818	9,750	(a)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	81,314	10,893	(a)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	87,012	10,068
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	166,521	25,041
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	20,000	21,352
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.269%	11/20/38	501,672	76,824	(a)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.219%	3/20/39	114,602	17,218	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.369%	1/20/40	341,308	53,460	(a)
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.719%	10/20/39	590,509	94,474	(a)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.720%	11/20/60	1,440,817	1,423,329	(a)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.770%	4/20/61	2,210,455	2,191,666	(a)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.626%	1/25/35	786,320	608,432	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.626%	3/25/35	1,415,510	1,149,210	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.626%	9/25/35	702,969	534,397	(a)(c)
GSR Mortgage Loan Trust, 2004-14 3A2	2.891%	12/25/34	54,800	39,195	(a)
GSR Mortgage Loan Trust, 2005-AR3 1A1	0.716%	5/25/35	100,630	77,111	(a)
Harborview Mortgage Loan Trust, 2006-02	2.852%	2/25/36	150,925	93,133	(a)
Harborview Mortgage Loan Trust, 2006-13 A	0.461%	11/19/46	238,305	95,425	(a)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.501%	7/19/47	121,652	76,101	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.276%	11/25/47	$171,144	$101,536	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.646%	12/25/34	1,302,315	951,571	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.596%	3/25/36	376,322	157,852	(a)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.673%	11/25/37	302,370	220,197	(a)
Indymac Index Mortgage Loan Trust, 2005-AR14 2A1A	0.576%	7/25/35	63,860	38,056	(a)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.476%	6/25/47	124,583	60,531	(a)
JP Morgan Mortgage Trust, 2005-A6 3A3	2.773%	9/25/35	1,760,000	1,132,690	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	685,000	748,690
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	380,000	435,984	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.801%	7/15/46	7,343,253	565,434	(a)(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,413,758	1,373,838
La Hipotecaria SA, 2007-1GA A	5.250%	12/23/36	423,135	415,201	(a)(c)
LB-UBS Commercial Mortgage Trust, 2006-C3 A4	5.661%	3/15/39	850,000	959,576	(a)
LB-UBS Commercial Mortgage Trust, 2006-C6 A4	5.372%	9/15/39	235,000	267,324
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	60,000	67,495	(a)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	240,000	270,815	(a)
Lehman XS Trust, 2005-5N 3A1A	0.576%	11/25/35	81,959	57,314	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.476%	2/25/46	131,705	65,245	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.466%	5/25/46	108,727	49,244	(a)
Luminent Mortgage Trust, 2006-7 2A1	0.446%	12/25/36	59,412	32,166	(a)
MASTR ARM Trust, 2004-4 3A1	2.232%	5/25/34	120,254	106,148	(a)
MASTR ARM Trust, 2005-7 3A1	2.291%	9/25/35	158,491	90,732	(a)
MASTR ARM Trust, 2007-3 22A4	0.576%	5/25/47	200,000	31,557	(a)
MASTR ARM Trust, 2007-R5 A1	2.576%	11/25/35	1,524,736	792,843	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	2.783%	3/25/36	1,771,591	978,334	(a)
Merrill Lynch Mortgage Trust, 2005-CK1 A6	5.391%	11/12/37	1,075,000	1,207,138	(a)
Merrill Lynch Mortgage Trust, 2005-MCP1	4.747%	6/12/43	530,000	579,931	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-1 A4	5.607%	2/12/39	240,000	268,732	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	550,000	586,853
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	1,370,000	1,474,052	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.164%	8/12/49	410,000	454,977	(a)
MLCC Mortgage Investors Inc., 2003-G XA2, IO	0.701%	1/25/29	256,490	9,516	(a)(d)(e)
Morgan Stanley Capital I, 2006-IQ11 A4	5.895%	10/15/42	560,000	632,203	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.536%	3/25/36	550,118	300,822	(a)
Morgan Stanley Mortgage Loan Trust, 2007-6XS 2A1M	0.496%	2/25/47	373,152	48,683	(a)
Prime Mortgage Trust, 2005-2 2A1	7.103%	10/25/32	52,912	52,645	(a)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	2.683%	5/25/35	26,814	22,790	(a)
Regal Trust IV, 1999-1 A	2.776%	9/29/31	10,255	9,045	(a)(c)
Residential Accredit Loans Inc., 2006-QA2 1A1	0.526%	2/25/36	121,461	48,028	(a)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.481%	9/25/46	3,014,629	1,401,364	(a)
Residential Accredit Loans Inc., 2007-Q01 A1	0.426%	2/25/37	120,010	67,040	(a)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	82,364	77,173
Structured ARM Loan Trust, 2005-12 3A1	2.496%	6/25/35	56,704	43,245	(a)
Structured ARM Loan Trust, 2005-19XS 1A1	0.596%	10/25/35	58,229	34,760	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Structured Asset Mortgage Investments Inc., 2005-AR7 4A1	2.358%	3/25/46	$1,080,501	$658,079	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.506%	2/25/36	239,224	136,478	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.486%	4/25/36	233,567	126,820	(a)
Structured Asset Securities Corp., 2003-9A 2A2	2.411%	3/25/33	647,970	561,848	(a)
Structured Asset Securities Corp., 2004-2 4A1	2.525%	3/25/34	39,625	36,307	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.160%	9/25/37	211,113	190,125	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.169%	9/25/37	215,863	210,151	(a)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.117%	3/20/47	84,575	4,927	(a)(c)(d)(e)
Wachovia Bank Commercial Mortgage Trust, 2005-C18 A4	4.935%	4/15/42	120,000	131,992
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.967%	4/25/47	955,699	540,675	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	1.007%	7/25/47	1,889,831	1,188,861	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.451%	7/25/47	822,664	456,046	(a)
Washington Mutual Inc., 2004-AR11	2.496%	10/25/34	1,130,457	1,030,761	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates	0.676%	1/25/45	388,906	278,850	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.596%	1/25/45	90,499	70,825	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.596%	7/25/45	330,460	252,116	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.556%	11/25/45	94,342	64,034	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.546%	12/25/45	116,417	90,543	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.566%	12/25/45	174,626	130,195	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR1 2A1A	1.267%	1/25/46	166,597	128,050	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.157%	9/25/46	194,692	118,144	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $47,580,943)				46,045,018

CORPORATE BONDS & NOTES - 4.6%
FINANCIALS - 4.6%
Commercial Banks - 3.6%
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,840,000	1,946,556	(c)
Bank of Nova Scotia, Secured Bonds	2.150%	8/3/16	1,190,000	1,223,223	(c)
Cie de Financement Foncier, Secured Bonds	1.625%	7/23/12	1,680,000	1,681,290	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	400,000	330,000	(a)(c)(f)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,180,000	1,219,884	(c)

Total Commercial Banks				6,400,953

Diversified Financial Services - 1.0%
Citigroup Inc., Senior Notes	5.500%	10/15/14	1,700,000	1,830,256

TOTAL CORPORATE BONDS & NOTES (Cost - $7,982,678)				8,231,209

MUNICIPAL BONDS - 2.9%
California - 0.8%
California State, GO, Build America Bonds	7.300%	10/1/39	310,000	400,972
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	500,000	682,985
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	300,000	358,527

Total California				1,442,484

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Georgia - 0.3%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	$90,000	$99,113
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	350,000	410,253

Total Georgia				509,366

Illinois - 0.5%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	60,000	68,016
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	120,000	137,245
Illinois State, GO	5.665%	3/1/18	300,000	326,028
Illinois State, GO	5.877%	3/1/19	300,000	330,132

Total Illinois				861,421

Nevada - 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	60,000	64,159

Pennsylvania - 1.3%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	2.003%	5/1/46	2,450,000	2,266,250	(a)(d)

TOTAL MUNICIPAL BONDS (Cost - $4,582,004)				5,143,680

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.0%
U.S. Government Agencies - 0.9%
Federal Home Loan Banks (FHLB), Bonds	0.500%	3/30/12	975,000	975,695
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.621%	3/1/33	177,857	185,587	(a)
Tennessee Valley Authority, Notes	5.250%	9/15/39	350,000	444,404

Total U.S. Government Agencies				1,605,686

U.S. Government Obligations - 8.1%
U.S. Treasury Bonds	3.125%	11/15/41	7,880,000	8,169,345
U.S. Treasury Notes	1.500%	10/31/18	1,090,000	1,130,620
U.S. Treasury Notes	2.000%	11/15/21	5,300,000	5,393,577

Total U.S. Government Obligations				14,693,542

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $15,888,764)				16,299,228

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.9%
U.S. Government Obligations - 1.9%
U.S. Treasury Notes, Inflation Indexed (Cost - $3,456,727)	2.000%	4/15/12	3,422,743	3,445,740

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Futures, Put @ $99.38		3/19/12	176	3,300
U.S. Treasury 10-Year Notes Futures, Call @ $132.00		2/24/12	50	35,157
U.S. Treasury 10-Year Notes Futures, Call @ $133.00		2/24/12	26	8,531

TOTAL PURCHASED OPTIONS (Cost - $104,535)				46,988

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $173,667,053)				$173,206,308

SHORT-TERM INVESTMENTS - 23.9%
Repurchase Agreements - 23.9%
Barclays Capital Inc. tri-party repurchase agreement dated 1/31/12; Proceeds at maturity - $16,250,059; (Fully collateralized by U.S. government obligations, 4.500% due 5/15/38; Market value - $16,575,369)	0.130%	2/1/12	$16,250,000	16,250,000
Credit Suisse First Boston Inc. tri-party repurchase agreement dated 1/31/12; Proceeds at maturity - $16,250,063; (Fully collateralized by U.S. government obligations, 4.375% due 5/15/41; Market value - $16,712,542)	0.140%	2/1/12	16,250,000	16,250,000
State Street Bank & Trust Co. repurchase agreement dated 1/31/12; Proceeds at maturity - $10,509,003; (Fully collateralized by U.S. Treasury Note, 2.000% due 1/31/16; Market value - $10,723,038)	0.010%	2/1/12	10,509,000	10,509,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $43,009,000)				43,009,000

TOTAL INVESTMENTS - 120.0% (Cost - $216,676,053#)				216,215,308
Liabilities in Excess of Other Assets - (20.0)%				(35,968,703)

TOTAL NET ASSETS - 100.0%				$180,246,605

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMT	— Constant Maturity Treasury
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 2-Year Futures, Put	3/16/12	$99.38	176	$7,700
U.S. Treasury 10-Year Notes Futures, Call	2/24/12	134.00	50	6,250
U.S. Treasury 10-Year Notes Futures, Call	2/24/12	132.50	50	27,344
U.S. Treasury 10-Year Notes Futures, Put	2/24/12	128.00	50	1,562
U.S. Treasury 10-Year Notes Futures, Put	2/24/12	129.00	50	2,344
TOTAL WRITTEN OPTIONS (Premiums received - $134,659)				$45,200

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset SMASh Series M Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$73,670,317	—	$73,670,317
Asset-backed securities	—	20,135,419	$188,709	20,324,128
Collateralized mortgage obligations	—	46,030,575	14,443	46,045,018
Corporate bonds & notes	—	8,231,209	—	8,231,209
Municipal bonds	—	2,877,430	2,266,250	5,143,680
U.S. government & agency obligations	—	16,299,228	—	16,299,228
U.S. treasury inflation protected securities	—	3,445,740	—	3,445,740
Purchased options	$46,988	—	—	46,988

Total long-term investments	$46,988	$170,689,918	$2,469,402	$173,206,308
Short-term investments†	—	43,009,000	—	43,009,000

Total investments	$46,988	$213,698,918	$2,469,402	$216,215,308

Other financial instruments:
Futures contracts	$31,027	—	—	$31,027
Credit default swaps on credit indices - buy protection‡	—	$357,106	—	357,106

Total other financial instruments	$31,027	$357,106	—	$388,133

Total	$78,015	$214,056,024	$2,469,402	$216,603,441

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$45,200	—	—	$45,200
Futures contracts	286,223	—	—	286,223
Credit default swaps on credit indices - sell protection‡	—	$348,690	—	348,690
Total return swaps‡	—	9,184	—	9,184

Total	$331,423	$357,874	—	$689,297

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	TOTAL
Balance as of October 31, 2011	$476,280	$985,172	$2,343,750	$3,805,202
Accrued premiums/discounts	764	108	1,781	2,653
Realized gain (loss)(1)	3,852	(17,692)	5,587	(8,253)
Change in unrealized appreciation (depreciation)(2)	(8,633)	53,056	(34,868)	9,555
Purchases	—	2,274	—	2,274
Sales	(11,914)	(42,664)	(50,000)	(104,578)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3(3)	(271,640)	(965,811)	—	(1,237,451)

Balance as of January 31, 2012	$188,709	$14,443	$2,266,250	$2,469,402

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2012(2)	$(1,106)	$21,517	$(34,868)	$(14,457)

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a

Notes to Schedule of Investments (unaudited) (continued)

mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2012, the total notional value of all credit default swaps to sell protection is $3,508,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended January 31, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of

Notes to Schedule of Investments (unaudited) (continued)

the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Foreign investment risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the

Notes to Schedule of Investments (unaudited) (continued)

outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2012, the Fund held written options, credit default swaps and total return swaps with credit related contingent features which had a liability position of $403,074. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $222,008, which could be used to reduce the required payment.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,047,117
Gross unrealized depreciation	(6,507,862)

Net unrealized depreciation	$(460,745)

At January 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	30	12/14	$7,393,973	$7,425,000	$31,027

Contracts to Sell:
90-Day Eurodollar	30	12/13	7,435,027	7,455,000	(19,973)
U.S. Treasury 5-Year Notes	191	3/12	23,484,762	23,692,953	(208,191)
U.S. Treasury 10-Year Notes	63	3/12	8,311,108	8,331,750	(20,642)
U.S. Treasury 30-Year Bonds	13	3/12	1,853,270	1,890,687	(37,417)

					(286,223)

Net unrealized loss on open futures contracts					$(255,196)

During the period ended January 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2011	382	$118,276
Options written	1,160	460,830
Options closed	(298)	(146,676)
Options expired	(868)	(297,771)

Written options, outstanding as of January 31, 2012	376	$134,659

Notes to Schedule of Investments (unaudited) (continued)

At January 31, 2012, the Fund held TBA securities with a total cost of $46,473,766.

At January 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	$130,000	10/12/52	0.500% monthly	$(12,659)	$(12,675)	$16
Credit Suisse First Boston Inc. (CMBX NA AM 1)	279,000	10/12/52	0.500% monthly	(27,169)	(25,580)	(1,589)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	1,120,000	10/12/52	0.500% monthly	(109,064)	(48,804)	(60,260)
Credit Suisse First Boston Inc. (CMBX NA AM 2)	105,000	3/15/49	0.500% monthly	(14,400)	(21,858)	7,458
Goldman Sachs Group Inc. (CMBX 3.2007-1 AAA)	406,000	12/13/49	0.080% monthly	(32,625)	(47,665)	15,040
Goldman Sachs Group Inc. (CMBX NA AM 1)	246,000	10/12/52	0.500% monthly	(23,955)	(22,478)	(1,477)
Goldman Sachs Group Inc. (CMBX NA AM 1)	813,000	10/12/52	0.500% monthly	(79,169)	(35,923)	(43,246)
Goldman Sachs Group Inc. (CMBX NA AM 2)	108,000	3/15/49	0.500% monthly	(14,812)	(23,648)	8,836
JP Morgan Chase & Co. (CMBX NA AM 1)	160,000	10/12/52	0.500% monthly	(15,500)	(15,500)	—
UBS Warburg LLC (CMBX NA AM 2)	70,000	3/15/49	0.500% monthly	(9,600)	(14,024)	4,424
UBS Warburg LLC (CMBX NA AM 2)	71,000	3/15/49	0.500% monthly	(9,737)	(12,902)	3,165

Total	$3,508,000			$(348,690)	$(281,057)	$(67,633)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (CMBX NA AM 4)	$140,000	2/17/51	0.500% monthly	$27,258	$14,327	$12,931
Citigroup Global Markets (CMBX 4 2007-2 AAA)	352,000	2/17/51	0.350% monthly	28,766	41,774	(13,008)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA)	692,000	10/12/52	0.100% monthly	29,627	27,771	1,856
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	2,418,000	10/12/52	0.100% monthly	103,525	125,650	(22,125)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA)	595,000	10/12/52	0.100% monthly	25,475	24,245	1,230
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	1,324,000	10/12/52	0.100% monthly	56,686	68,801	(12,115)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	721,000	10/12/52	0.100% monthly	30,869	35,695	(4,826)
Morgan Stanley & Co. Inc. (CMBX NA AM 4)	120,000	2/17/51	0.500% monthly	23,364	11,987	11,377
UBS Warburg LLC (CMBX 4 2007-2 AM)	91,000	2/17/51	0.500% monthly	17,518	17,518	—
UBS Warburg LLC (CMBX 4 2007-2 AM)	72,000	2/17/51	0.500% monthly	14,018	14,130	(112)

Total	$6,525,000			$357,106	$381,898	$(24,792)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc.	$949,815	1/12/39	1-month LIBOR	IOS.FN30.600.08	$(139)	$(9,045)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2012.

Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$46,988	$(45,200)	$31,027	$(286,223)	$(9,184)	$(262,592)
Credit Contracts	—	—	—	—	8,416	8,416

Total	$46,988	$(45,200)	$31,027	$(286,223)	$(768)	$(254,176)

During the period ended January 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$44,173
Written options	105,849
Futures contracts (to buy)	10,003,142
Futures contracts (to sell)	21,151,748

Average notional balance
Credit default swap contracts (to buy protection)	$6,380,000
Credit default swap contracts (to sell protection)	3,297,250
Total return swap contracts	1,369,729

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 28, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 28, 2012